Exhibit 99.1

TIDEWATER INC.

6002 RODGERDALE ROAD

SUITE 600

HOUSTON, TX 77072

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Central Time on (    ), 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Central Time on (        ), 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TIDEWATER INC.

The Board of Directors recommends you vote FOR proposals 1 and 2.			For	Against	Abstain

1   To approve the issuance of shares of Tidewater Inc. (“Tidewater”) common stock to the GulfMark Offshore, Inc. (“GulfMark”) stockholders upon completion of the business combination as contemplated by the Agreement and Plan Merger, dated July 15, 2018, by and between Tidewater and GulfMark.

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2   To approve the adjournment of the Tidewater special meeting, if reasonably necessary to provide Tidewater stockholders with any required supplement or amendment to the enclosed joint proxy statement/prospectus or to solicit additional proxies in the event there are not sufficient votes at the time of the Tidewater special meeting to approve proposal 1.

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of meeting and the Joint Proxy Statement/Prospectus is available at www.proxyvote.com

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Proxy - TIDEWATER INC. This Proxy is solicited on behalf of the Board of Directors

The undersigned appoints Bruce D. Lundstrom and Yang Xu as proxies, each with the power to act alone or by substitution, to vote all shares of the undersigned in Tidewater Inc. on all matters specified on the reverse side hereof coming before the Special Meeting of Stockholders of Tidewater Inc. to be held on (        ), 2018, and any adjournments thereof. If the undersigned is a participant in the Tidewater Savings Plan (“Savings Plan”), this proxy card also serves as voting instructions to the Trustees of the Savings Plan to vote on the matters the Special Meeting, and any adjournment thereof, as specified on the reverse side hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NOT DIRECTED, AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS LISTED ON THE BACK OF THIS CARD. RECEIPT OF THE NOTICE OF MEETING AND THE JOINT PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors recommendations, just sign on the reverse side. You need not mark any boxes.
Continued and to be signed on reverse side